CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Auditors" and "Statements of Assets and Liabilities" in the Statement of Additional Information, and to the use of our report, dated December 23, 1997, on the statements of assets and liabilities of the Kobrick-HFS Investment Trust included in this Pre-Effective Amendment Number 2 to the Registration Statement (Form N-1A, No. 333-37727).


                                                ERNST & YOUNG LLP


Boston, Massachusetts
December 23, 1997